Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    August 31, 2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	9/30/2016	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    August 1, 2016 to August 31, 2016

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$6,270,469.00	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	834,261.94		7,575,803.18
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$834,261.94		$7,575,803.18

3.	Cash Disbursements
	Operations	892,817.69		11,185,696.21
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	38,373.51		254,321.60
	Other	0		0

	Total Cash Disbursements	$931,191.20		$11,440,017,81

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(96,929.26)		(3,864,214.63)

5.	Ending Cash Balance (to Form 2-C)	$6,173,539.74	(2)	$6,173,539.74	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	5,983,253.49

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	None	0.00

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$6,173,539.74	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    August 1,  2016 to August 31,  2016

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
8/05/2016	HHE - AS - 2005	Joint interest billing reimbursement	$4.24
8/05/2016	Peak Powder River Resoures LLC	Revenue - non-operated properties	234.02
8/05/2016	GMT Exploration Co., LLC	Revenue - non-operated properties	3,156.28
8/05/2016	BreitBurn Operating LP	Revenue - non-operated properties	3,970.93
8/05/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,330.33
8/05/2016	Carbon Creek Energy, LLC	Revenue - non-operated properties	602.73
8/05/2016	Jackal Oil Company	Joint interest billing reimbursement	2.12
8/05/2016	Continental Resources, Inc.	Revenue - non-operated properties	2,360.39
8/05/2016	Oasis Petroleum North America	Revenue - non-operated properties	1,222.08
8/05/2016	Thunder Oil and Gas	Joint interest billing reimbursement	1.60
8/05/2016	Statoil Oil & Gas LP	Revenue - non-operated properties	200.00
8/05/2016	John Lockridge	Joint interest billing reimbursement	755.30
8/05/2016	Chevron U.S.A. Inc.	Revenue - non-operated properties	102.88
8/12/2016	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	71.05
8/12/2016	The VM Partnership,LLLP	Joint interest billing reimbursement	16.50
8/12/2016	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	637.23
8/12/2016	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	26.55
8/12/2016	Fed Ex	Refund	29.38
8/19/2016	Cimarex Energy Co.	Revenue - non-operated properties	133.40
8/19/2016	ANB BANK	Interest	1.76
8/19/2016	ANB BANK	Interest	8.82
8/19/2016	EOG Resources, Inc.	Revenue - non-operated properties	53.18
8/19/2016	Black Bear Oil Corp.	Revenue - non-operated properties	2.74
8/19/2016	PetroHill Resources, LLC	Joint interest billing reimbursement	6.91
8/19/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	7.89
8/19/2016	XTO	Revenue - non-operated properties	2,722.48
8/23/2016	Office of State Lands & Invest	Refund of state royalties	72,485.13
8/23/2016	Eighty-Eight Oil LLC	Revenue - non-operated properties	151.91
8/23/2016	Shell Trading	Revenue - non-operated properties	18,445.68
8/24/2016	ConocoPhillips Company	Revenue - non-operated properties	14,819.53
8/25/2016	XTO Energy	Revenue - non-operated properties	485.86
8/26/2016	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	160.53
8/26/2016	SM Energy	Revenue - non-operated properties	3,942.47
8/26/2016	SM Energy	Revenue - non-operated properties	1,102.15
8/26/2016	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	59.67
8/31/2016	Anadarko Petroleum Corp.	Revenue - non-operated properties	3,660.03
8/31/2016	HHE - AS - 2005	Joint interest billing reimbursement	4.19
8/31/2016	Continental Resources, Inc.	Revenue - non-operated properties	2,108.61
8/31/2016	Peak Powder River Resoures LLC	Revenue - non-operated properties	239.14
8/31/2016	Wells Fargo Bank West	Interest	0.18
8/31/2016	Jackal Oil Company	Joint interest billing reimbursement	2.09
8/31/2016	Chinn Family LTD Partnership	Joint interest billing reimbursement	10.62
8/31/2016	Statoil Oil & Gas LP	Revenue - non-operated properties	3,518.52
8/31/2016	Summit Energy LLC	Revenue - operated and non-op	695,404.84

		Total Cash Receipts	$834,261.94	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    August 1,  2016 to August 31,  2016

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
8/1/2016	45714	Alsco	Field operating expenses	$581.47
8/1/2016	45715	Atlas Automation	Field operating expenses	3,280.08
8/1/2016	45716	Best Western CottonTree	General and administrative expenses	647.95
8/1/2016	45717	CSI Compressco Inc.	Field operating expenses	17,111.71
8/1/2016	45718	Carbon Cty Weed & Pest	Field operating expenses	1,591.55
8/1/2016	45719	Cassidy Mikesell, D.B.A	Field operating expenses	525.00
8/1/2016	45720	DJ'S Glass	Field operating expenses	231.08
8/1/2016	45721	DNOW03	Field operating expenses	5,086.88
8/1/2016	45722	EnerCom, Inc.	Field operating expenses	187.50
8/1/2016	45723	H2E Incorporated	Field operating expenses	5,240.00
8/1/2016	45724	Homax Oil Sales Inc.	Field operating expenses	2,772.64
8/1/2016	45725	KLX Energy Services LLC	Field operating expenses	1,309.10
8/1/2016	45726	Neofirma, Inc.	General and administrative expenses	3,479.00
8/1/2016	45727	Powder River Energy Group	Field operating expenses	337.04
8/1/2016	45728	Roberto Lopez-Zaragoza	Employee expense reimbursement	51.61
8/1/2016	45729	Rocky Mountain Power	Field operating expenses	124,824.43
8/1/2016	45730	Rocky Mountain Power	Field operating expenses	246.87
8/1/2016	45731	Rocky Mountain Power	Field operating expenses	130.30
8/1/2016	45732	Ron's Contract Pumping Serv.	Field operating expenses	603.00
8/1/2016	45733	Rosemont WTC Denver	General and administrative expenses	7,500.00
8/1/2016	45734	Shelco	Field operating expenses	2,040.31
8/1/2016	45735	Sky Blue Enterprises, Inc.	Field operating expenses	1,708.57
8/1/2016	45736	Specialty Tools, Inc.	Field operating expenses	1,537.73
8/1/2016	45737	Support.com, Inc.	General and administrative expenses	2,193.00
8/1/2016	45738	Tin Boy Garage, LLC	Field operating expenses	93.09
8/1/2016	45739	Union Telephone Company	Field operating expenses	826.53
8/1/2016	45740	United Site Services of NV,Inc	Field operating expenses	889.00
8/1/2016	45741	United States Treasury	General and administrative expenses	60.76
8/1/2016	45742	United Supply of the Rockies	Field operating expenses	413.40
8/1/2016	45743	Weatherford Artifical Lift	Field operating expenses	10,141.01
8/1/2016	45744	Winchester Well Service, Inc.	Field operating expenses	14,867.16
8/11/2016	45745	Adam Fenster	Employee expense reimbursement	1,373.89
8/11/2016	45746	All American Records	General and administrative expenses	231.39
8/11/2016	45747	Alsco	Field operating expenses	809.69
8/11/2016	45748	Anadarko E&P Onshore LLC	Joint interest billing reimbursement	2,623.80
8/11/2016	45749	Atlas Automation	Field operating expenses	6,728.32
8/11/2016	45750	Bracewell & Giuliani LLP	Legal fees - Creditor	34,584.70
8/11/2016	45751	Bulldog Energy Services	Field operating expenses	2,734.99
8/11/2016	45752	Burlington Resources	Joint interest billing reimbursement	21,353.43
8/11/2016	45753	Cassidy Mikesell, D.B.A	Field operating expenses	4,038.50
8/11/2016	45754	Chevron USA, Inc.	Joint interest billing reimbursement	917.94
8/11/2016	45755	Culligan, Inc.	General and administrative expenses	29.00
8/11/2016	45756	DJ'S Glass	Field operating expenses	402.80
8/11/2016	45757	DNOW03	Field operating expenses	2,163.54
8/11/2016	45758	Drummond Refrigeration LLC	Field operating expenses	441.92

8/11/2016	45759	Dubois Telephone Exchange	Field operating expenses	266.90
8/11/2016	45760	Homax Oil Sales Inc.	Field operating expenses	1,438.92
8/11/2016	45761	Konica Minolta	General and administrative expenses	616.31
8/11/2016	45762	Lindquist & Vennum LLP	Legal fees - Debtor	15,663.00
8/11/2016	45763	Linn Energy LLC	Joint interest billing reimbursement	248.56
8/11/2016	45764	PRE Resources Rockies, L.P.	Joint interest billing reimbursement	1,012.25
8/11/2016	45765	Patrick R. Sheehan	Field operating expenses	700.00
8/11/2016	45766	RapidScale, Inc.	Field operating expenses	250.00
8/11/2016	45767	Rawlins Automotive, Inc.	Field operating expenses	569.68
8/11/2016	45768	Shelco	Field operating expenses	988.06
8/11/2016	45769	Sky Blue Enterprises, Inc.	Field operating expenses	2,349.30
8/11/2016	45770	Support.com, Inc.	General and administrative expenses	247.58
8/11/2016	45771	True Value of Rawlins	Field operating expenses	67.80
8/11/2016	45772	US Mule	Field operating expenses	139.86
8/11/2016	45773	United Site Services of NV,Inc	Field operating expenses	565.98
8/11/2016	45774	Verizon Wireless	Field operating expenses	75.47
8/11/2016	45775	Winchester Well Service, Inc.	Field operating expenses	12,671.98
8/17/2016	45789	Anne Wilcoxson	Payment of royalties/overrides	214.60
8/17/2016	45790	Belinda R. Ervin	Payment of royalties/overrides	107.30
8/17/2016	45791	Charlene A. Carpenter	Payment of royalties/overrides	183.12
8/17/2016	45792	Corinthian Believer Fellowship	Payment of royalties/overrides	858.38
8/17/2016	45793	D. L. Carpenter	Payment of royalties/overrides	90.13
8/17/2016	45794	Janice Bacon Walker	Payment of royalties/overrides	214.60
8/17/2016	45795	Kfrt	Payment of royalties/overrides	76.31
8/17/2016	45796	Lubnau, LLC	Payment of royalties/overrides	180.26
8/17/2016	45797	M. G. Cook	Payment of royalties/overrides	90.13
8/17/2016	45798	Mullinnix LLC	Payment of royalties/overrides	782.08
8/17/2016	45799	Paula Kay Herzog	Payment of royalties/overrides	107.30
8/17/2016	45800	Wesley R. Clark	Payment of royalties/overrides	214.60
8/17/2016	45801	William C. Eiland	Payment of royalties/overrides	429.18
8/19/2016	45802	Best Western CottonTree	General and administrative expenses	259.18
8/19/2016	45803	Brian Jensen	Employee expense reimbursement	172.39
8/19/2016	45804	Davis Construction	Field operating expenses	2,990.28
8/19/2016	45805	Davis Family Inc.	Field operating expenses	518.83
8/19/2016	45806	EnerCom, Inc.	General and administrative expenses	243.75
8/19/2016	45807	Hein & Associates	Professional fees - Debtor	5,000.00
8/19/2016	45808	James T. Albi	Employee expense reimbursement	389.38
8/19/2016	45809	KLX Energy Services LLC	Field operating expenses	9,618.55
8/19/2016	45810	Natrona County Treasurer	Production taxes	205.41
8/19/2016	45811	Office of State Lands & Invest	State royalties	3,965.78
8/19/2016	45812	Oil & Gas Conservation Comm.	Production taxes	262.74
8/19/2016	45813	Onsager | Guyerson	Legal fees - Debtor	38,737.76
8/19/2016	45814	PMI, Inc.	Field operating expenses	56.80
8/19/2016	45815	Rebecca Deck	Employee expense reimbursement	43.85
8/19/2016	45816	Rocky Mountain Oilfield Whse	Field operating expenses	113.95
8/19/2016	45817	Sky Blue Enterprises, Inc.	Field operating expenses	1,005.04
8/19/2016	45818	Summit Gas Resources, Inc.	Joint interest billing reimbursement	3.59
8/19/2016	45819	Tin Boy Garage, LLC	Field operating expenses	588.72
8/19/2016	45820	Tracy A Jansen	Employee expense reimbursement	172.22
8/19/2016	45821	Winchester Well Service, Inc.	Field operating expenses	12,183.34
8/19/2016	45822	Wyoming Depart of Revenue	Production taxes	29,739.91
8/19/2016	45823	Office of State Lands & Invest	State royalties	92.89
8/26/2016	45824	Atlas Automation	Field operating expenses	100.39

8/26/2016	45825	CSI Compressco Inc.	Field operating expenses	17,111.71
8/26/2016	45826	Cassidy Mikesell, D.B.A	Field operating expenses	1,012.50
8/26/2016	45827	Computershare Trust Co, Inc.	General and administrative expenses	561.22
8/26/2016	45828	DNOW03	Field operating expenses	2,064.83
8/26/2016	45829	EON Office	General and administrative expenses	452.33
8/26/2016	45830	Faegre Baker Daniels LLP	Legal fees - Creditor	2,978.00
8/26/2016	45831	Homax Oil Sales Inc.	Field operating expenses	1,592.41
8/26/2016	45832	IHS Global Inc.	General and administrative expenses	2,586.29
8/26/2016	45833	KLX Energy Services LLC	Field operating expenses	204.05
8/26/2016	45834	LC Resources LLC	General and administrative expenses	4,062.50
8/26/2016	45835	Mutual of Omaha Bank	Legal fees - Creditor	82,545.01
8/26/2016	45836	Neofirma, Inc.	General and administrative expenses	1,781.00
8/26/2016	45837	PDS Energy Information Inc.	General and administrative expenses	268.05
8/26/2016	45838	Powder River Energy Group	Field operating expenses	355.09
8/26/2016	45839	Power Service, Inc.	Field operating expenses	1,171.51
8/26/2016	45840	Roberto Lopez-Zaragoza	Employee expense reimbursement	182.53
8/26/2016	45841	Rosemont WTC Denver	General and administrative expenses	7,500.00
8/26/2016	45842	Shelco	Field operating expenses	1,888.70
8/26/2016	45843	Support.com, Inc.	General and administrative expenses	2,193.00
8/26/2016	45844	Timberline Graphics, Inc	General and administrative expenses	92.35
8/26/2016	45845	True Value of Rawlins	Field operating expenses	142.77
8/26/2016	45846	United Site Services of NV,Inc	Field operating expenses	2,104.16
8/26/2016	45847	United Supply of the Rockies	Field operating expenses	153.91
8/26/2016	45848	Valley Backhoe & Construction	Field operating expenses	399.10
8/26/2016	45849	Weatherford Artifical Lift	Field operating expenses	466.40
8/26/2016	45850	Winchester Well Service, Inc.	Field operating expenses	8,780.21
8/26/2016	45851	Wyoming Depart of Revenue	Production taxes	663.95
8/26/2016	45852	Wyoming Oil & Gas Cons. Comm,	General and administrative expenses	500.00
8/26/2016	45853	Wyoming Oil & Gas Cons. Comm,	General and administrative expenses	500.00
8/26/2016	45854	Wyoming Oil & Gas Cons. Comm,	General and administrative expenses	500.00
8/26/2016	45855	Wyoming Oil & Gas Cons. Comm,	General and administrative expenses	500.00
8/26/2016	45856	Wyoming Oil & Gas Cons. Comm,	General and administrative expenses	500.00
8/31/2016	45455 - void	Amy Lawton	Check to be reissued - Employee exp reimbursement	(19.99)
8/29/2016	45521 - void	DL Carpenter	Check to be reissued - Payment of royalties/ORRI	(68.34)
8/1/2016	debit card	Fed Ex	General and administrative expenses	29.38
8/1/2016	debit card	MSFT	General and administrative expenses	138.58
8/2/2016	debit card	Towne Park	General and administrative expenses	1,382.99
8/2/2016	debit card	SP Plus Corporation	General and administrative expenses	855.00
8/2/2016	debit card	Start Meeting	General and administrative expenses	26.90
8/3/2016	debit card	Avis Car Rental	General and administrative expenses	19.63
8/4/2016	debit card	Fed Ex	General and administrative expenses	22.54
8/4/2016	debit card	Fed Ex	General and administrative expenses	25.95
8/8/2016	debit card	Francotyp-Postalia, Inc.	General and administrative expenses	500.00
8/9/2016	debit card	UPS	General and administrative expenses	36.41
8/11/2016	debit card	Grainger	Field operating expenses	64.14
8/11/2016	debit card	Grainger	Field operating expenses	93.38
8/12/2016	debit card	Winn-Marion Barber, LLC	Field operating expenses	357.29
8/12/2016	debit card	Powder River Energy Group	Field operating expenses	528.00
8/15/2016	debit card	Grainger	Field operating expenses	44.83
8/16/2016	debit card	Winn-Marion Barber, LLC	Field operating expenses	2,628.70

8/16/2016	debit card	Cook Chevrolet, Inc.	Field operating expenses	1,095.63
8/16/2016	debit card	Winn-Marion Barber, LLC	Field operating expenses	789.44
8/23/2016	debit card	Door Openers and More	Field operating expenses	161.95
8/29/2016	debit card	Avis Car Rental	General and administrative expenses	217.19
8/29/2016	debit card	Avis Car Rental	General and administrative expenses	139.05
8/1/2016	wire	Office of Natural Resources	Federal royalties	669.46
8/1/2016	wire	Office of Natural Resources	Federal royalties	60,123.53
8/12/2016	wire	Discovery	Payroll - 8/12	80,342.56
8/19/2016	wire	Office of Natural Resources	Federal royalties	656.76
8/19/2016	wire	Office of Natural Resources	Federal royalties	708.09
8/26/2016	wire	Discovery	Payroll - 8/26	79,682.00
8/31/2016	wire	Office of Natural Resources	Federal royalties	78,926.99

			Total Cash Disbursements	$892,817.69	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    August 31,  2016

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$6,173,540	$10,037,754
Accounts Receivable (from Form 2-E)		1,294,104	1,843,543
Receivable from Officers, Employees, Affiliates		(254,747)	408,716
Inventory		2,034,116	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,072	303,393
	Prepaid expenses and deposits	270,426	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$9,800,511	$15,501,971

Fixed Assets (at cost):
Land		$1,169,013	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,342,189	166,099,098
Total Fixed Assets		167,511,202	167,268,109
Less: Accumulated Depreciation		(113,623,726)	(107,050,551)
Net Fixed Assets		$53,887,476	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$69,164,989	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,340,153	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		407,211	-
Post-petition Taxes Payable (from Form 2-E)		470,520	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	236,480	-
	Other accrued liabilities and expenses	587,417	-
Total Post Petition Liabilities		$3,041,781	$2,548

Pre Petition Liabilities:
Secured Debt		40,900,303	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,535,856	11,429,928
Total Pre Petition Liabilities		51,547,438	54,482,954

TOTAL LIABILITIES		$54,589,219	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(12,030,140)	-
TOTAL OWNERS' EQUITY		$14,575,770	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$69,164,989	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    August 1,  2016 to August 31,  2016

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$643,211	$6,560,971
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$643,211	$6,560,971

Cost of Goods Sold	617,442	7,697,205

Gross Profit	$25,769	$(1,136,234)

Operating Expenses:
Officer Compensation	$30,768	$549,204
Selling, General and Administrative	65,626	1,157,335
Rents and Leases	7,500	105,163
Depreciation, Depletion and Amortization	659,748	6,573,176
Other (list):	0	0
	0	0

Total Operating Expenses	$763,642	$8,384,878

Operating Income (Loss)	$(737,873)	$(9,521,112)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	11	3,544
Interest Expense	(41,411)	(788,024)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(41,400)	$(1.001,602)

Reorganization Expenses
Legal and Professional Fees	$82,379	$1,476,165
Other Reorganization Expense	0	31,261

Total Reorganization Expenses	$82,379	$1,507,426

Net Income (Loss) Before Income Taxes	$(861,652)	$(12,030,140)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(861,652)	$(12,030,140)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    August 1,  2016 to August 31,  2016

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	16,936	(16,936)	$ -
Employee FICA taxes withheld	$ -	8,335	(8,335)	$ -
Employer FICA taxes	$ -	8,238	(8,238)	$ -
Unemployment taxes	$ -	14	(14)	$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -	352	(352)	$ -
Other:_state income tax withheld	$ -	2,790	(2,790)	$ -
Local
Personal property taxes	$ 338,425	32,827	(205)	$ 371,046
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 90,402	39,827	(30,754)	$ 99,474
			Total unpaid post-petition taxes	$ 470,520

(1)  For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2016	10/1/2016
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2016	10/1/2016
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2016	10/1/2016
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    August 1,  2016 to August 31,  2016

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				90,827	90,827
Post-petition receivables	1,046,876	71,855	60,701	23,845	1,203,277
Total	1,046,876	71,855	60,701	114,672	1,294,104

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	336,931	256,721	233,677	512,824	1,340,153
Other Payables
Total	336,931	256,721	233,677	512,824	1,340,153

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$ 38,366	($38,738)		$ 123,223
Counsel for Unsecured
Creditors' Committee		$ 4,401			$ 64,911
Trustee's Counsel
Accountant			($5,000)
Creditor Counsel	$ 190,286	$ 37,978	($120,108)		$ 70,000
Creditor Advisors		$ 25,000			$ 120,002
Other:		$ 1,338	($15,663)		$ 29,075
Total	$ 190,286	$ 107,083	($179,509)		$ 407,211
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Gary Grinsfelder	Chief Operating Officer		Compensation - 8/12, 8/26		15,384
Adam Fenster	Chief Financial Officer		Compensation - 8/12, 8/26		15,384
Adam Fenster	Chief Financial Officer		Expense reimbursement - 8/11		1,374

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           August 31,  2016

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016	$	$ 1,537,156
February	2016		$ 933,669
March	2016		$ 1,103,173

TOTAL 1st Quarter		$	$ 3,573,997		$10,400	45336	April 22, 2016

April	2016	$	$ 784,908
May	2016		$ 1,126,798
June	2016		$ 1,040,299

TOTAL 2nd Quarter		$	$ 2,952,005		$9,750	45707	July 21, 2016

July	2016	$	$ 614,602
August	2016		$ 931,191
September			$ 0

TOTAL 3rd Quarter		$	$ 1,545,793	$

October		$	$ 0
November			$ 0
December			$ 0

TOTAL 4th Quarter		$	$ 0	$

FEE SCHEDULE (as of AUGUST 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    August 31,  2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from August 1st through August 31st, there were no material unusual or non-recurring accounting transactions reflected in the accompanying financial statements.

The Debtor continues to realize cost savings in general and administrative expenses, as well as in certain field operating expenses, as a result of the realignment of its staff and other steps taken to reduce costs.

The Debtor continues discussions with the secured lenders about their desired plans to move forward. Once agreement has been reached regarding such plans, the Plan already submitted by the Debtor will be modified or amended, as needed. In the interim, the Debtor continues to operate normally.

Rev. 1/15/14